                FIRST AMENDED AND RESTATED PLEDGE AGREEMENT


     THIS FIRST AMENDED AND RESTATED PLEDGE AGREEMENT (the "Agreement") dated as of December 1, 1994, is by and between JAMES M. FAIL, an individual resident of the State of Alabama ("Pledgor") and SOUTHWESTERN LIFE INSURANCE COMPANY a
Texas insurance corporation ("Lender").

                               R E C I T A L S:


     A. Pledgor and Lender have previously entered into that certain Loan Agreement dated as of January 25, 1993 (the "Prior SWL-Fail Loan Agreement"), pursuant to which Lender made a loan to Pledgor in the original principal amount of $12,359,957.00.

     B. CFSB Corporation, a Delaware corporation ("CFSB"), and Lender have previously entered into that certain Loan Agreement dated as of January 25, 1993 (the "Prior SWL-CFSB Loan Agreement"), pursuant to which Lender made a loan to CFSB in the original principal amount of $17,753,820.00.

     C. Pursuant to the Prior SWL-Fail Loan Agreement and the Prior SWL-CFSB Loan Agreement, and as collateral security for the prompt payment in full when due of the Secured Obligations (as defined therein), Pledgor executed and delivered to Lender that certain Pledge Agreement dated as of January 25, 1993 (the "Existing SWL Pledge Agreement"), pursuant to which Pledgor assigned, pledged and granted a security interest to Lender in the Collateral (as defined therein).

     D. Pledgor and Consolidated Fidelity Life Insurance Company, a Kentucky life insurance corporation ("CFLIC") have previously entered into that certain Loan Agreement dated as of January 25, 1993 (the "CFLIC-Fail Loan Agreement"), pursuant to which CFLIC made a loan to Fail in the original principal amount of $32,210,202.00 (the "CFLIC-Fail Loan").

     E. CFSB and CFLIC have previously entered into that certain Loan Agreement dated as of January 25, 1993 (the "CFLIC-CFSB Loan Agreement"), pursuant to which CFLIC made a loan to CFSB in the original principal amount of $46,266,675.00 (the "CFLIC-CFSB Loan") (the CFLIC-Fail Loan and the CFLIC-CFSB Loan being hereinafter referred to collectively as the "CFLIC Loans").

     F. Pursuant to the CFLIC-Fail Loan Agreement and the CFLIC-CFSB Loan Agreement, and as collateral security for the prompt payment in full when due of the Secured Obligations (as defined therein), Debtor executed and delivered to CFLIC that certain Pledge Agreement dated as of January 25, 1993 (the "Existing CFLIC Pledge Agreement"), pursuant to which Debtor assigned, pledged and granted a security interest to Lender in the Collateral (as defined therein).


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 1

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     G.   Pursuant to that certain Assignment and Transfer of Notes, Liens, and
Other Rights dated as of June 30, 1994 between Lender and CFLIC. Lender purchased all of CFLIC's right, title and interest in and to the CFLIC Loans, all promissory notes, documents and agreements relating thereto, and all security interests and liens securing the same.

     H. Pledgor and Lender have contemporaneously herewith entered into that certain First Amended and Restated Loan Agreement of even date herewith (such First Amended and Restated Loan Agreement, as the same may be amended, supplemented or modified from time to time, the "Fail Loan Agreement"), pursuant to which the CFLIC-Fail Loan Agreement has been consolidated with and into the Prior SWL-Fail Loan Agreement and the Prior SWL-Fail Loan Agreement has been amended and restated in its entirety.

     I. CFSB and Lender have contemporaneously herewith entered into that certain First Amended and Restated Loan Agreement of even date herewith (such First Amended and Restated Loan Agreement, as the same may be amended, supplemented or modified from time to time, the "CFSB Loan Agreement"), pursuant to which the CFLIC-CFSB Loan Agreement has been consolidated with and into the Prior SWL-CFSB Loan Agreement and the Prior SWL-CFSB Loan Agreement has been amended and restated in its entirety.

     J. Debtor and Lender now desire to consolidate the Existing CFLIC Pledge Agreement with and into the Existing SWL Pledge Agreement and to make certain amendments to the Existing SWL Pledge Agreement as set forth herein.

     K. The parties hereto now desire to amend the Existing SWL Pledge Agreement as hereinafter provided and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing SWL Pledge Agreement and then restating the Existing SWL Pledge Agreement in its entirety by means of this Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consolidate the Existing CFLIC Pledge Agreement with and into the Existing SWL Pledge Agreement, amend and restate the Existing SWL Pledge Agreement (as consolidated) and agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

          "CAPITAL STOCK" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock.


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 2

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          "COLLATERAL" has the meaning specified in Article II of this
     Agreement.

          "COLLECTION AND PAYMENT AGREEMENT" means that certain Amended and Restated Collection and Payment Agreement of even date herewith among CFSB, Pledgor and Lender, among others, as the same may be amended, supplemented or modified from time to time.

          "FAIL GUARANTY" means the Fail Guaranty, as defined in the CFSB Loan Agreement.

          "LOAN AGREEMENTS" means the Fail Loan Agreement and the CFSB Loan Agreement, collectively.

          "PROPERTY" means property of all kinds, real, personal or mixed, tangible or intangible (including without limitation, all rights relating thereto), whether owned or acquired on or after the date hereof.

          "SECURED OBLIGATIONS" means all present and future obligations, liabilities and indebtedness of Pledgor and CFSB, or either of them, under the Debt Documents, including but not limited to the Loan Agreements and the Fail Guaranty.

          "UCC" means the Uniform Commercial Code as adopted by the State of Texas.

Any other term used in this Agreement with an initial capital letter and not expressly defined herein shall have the meaning ascribed to it in the Loan Agreements.

                                   ARTICLE II

                          SECURITY INTEREST AND PLEDGE

     As collateral security for the prompt payment and performance in full when due of the Secured Obligations (whether at stated maturity, by acceleration, or otherwise), Pledgor hereby collaterally assigns, pledges and grants to Lender, and ratifies and confirms the prior collateral assignments, pledges and grants made pursuant to the Existing SWL Pledge Agreement and the Existing CFLIC Pledge Agreement (the Existing SWL Pledge Agreement and the Existing CFLIC Pledge Agreement being sometimes hereinafter referred to collectively as the "Existing Pledge Agreements") of, a security interest in all of Pledgor's right, title, and interest in and to the following Property, whether now owned or existing or hereafter arising or acquired and wherever arising or located (such Property being hereinafter sometimes called the "COLLATERAL"):

          (a) All shares of Capital Stock of CFSB now or hereafter issued and outstanding, including, without limitation, 666 shares of common stock of CFSB evidenced by stock certificate number 5 and 1734 shares of common stock of CFSB evidenced by stock certificate number 4; and


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 3

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          (b)  All products, proceeds, revenues, distributions, subscription rights, contract rights, general intangibles, cash dividends, stock dividends, dividends in kind, securities, and other Property, rights, and interests that Pledgor owns, holds, receives, or is at any time entitled to receive on account of, or that in any way relate to or arise from, the Capital Stock identified in clause (a) above.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Pledgor represents and warrants to Lender that:

     Section 3.1. TITLE. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, except Liens created by the Existing Pledge Agreements and ratified and confirmed by this Agreement, and Permitted Stock Exceptions. The Collateral is not subject to any restriction on transfer or assignment except for compliance with (a) applicable federal and state securities laws, (b) the "change of control" provisions of the Thrift Laws, (c) the Capital Maintenance Agreement and (d) Permitted Stock Exceptions. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the outstanding Collateral has been duly and validly issued and is fully paid and nonassessable. None of the Collateral constitutes community Property.

     Section 3.2. AUTHORITY. Pledgor has the power and authority, and legal right to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor do not and will not conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of his Property.

     Section 3.3. PRINCIPAL PLACE OF BUSINESS. The address of Pledgor, and the office where Pledgor keeps his books and records, is located at the address of Pledgor shown at the end of this Agreement.

     Section 3.4. LITIGATION. Except as disclosed on Schedule 2 to the Fail Loan Agreement, Pledgor is not aware of any litigation, investigation, or governmental proceeding pending or threatened against Pledgor or any of his Properties which if adversely determined could reasonably be expected to have a Material Adverse Effect (as defined in the Fail Loan Agreement).

     Section 3.5. PERCENTAGE OF STOCK. 2400 shares of common stock of CFSB evidenced by stock certificates number 4 and 5 constitute one hundred percent (100%) of the issued and outstanding Capital Stock of CFSB.



FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 4

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     Section 3.6.   PERFECTION OF SECURITY INTEREST.  This Agreement creates,
ratifies and confirms in favor of Lender a collateral assignment, common law pledge and security interest in the Collateral, and based upon the prior filings of Uniform Commercial Code financing statements filed in favor of Lender and CFLIC (as assigned to Lender) in the jurisdictions identified on Schedule 1 hereto (and compliance with the requirements of such jurisdictions with respect to the filing of continuation statements) and based upon Lender's possession of all stock certificates, cash, documents, instruments, and chattel paper of Pledgor constituting Collateral, such security interests constitute valid and perfected security interests in the Collateral subject to no other equal or prior Lien. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

                                   ARTICLE IV

                       AFFIRMATIVE AND NEGATIVE COVENANTS

     Pledgor covenants and agrees with Lender that until the date on which the Secured Obligations have been paid in full and any commitments of Lender under the Debt Documents have terminated:

     Section 4.1. POSSESSION. Prior to or concurrently with the execution and delivery of this Agreement, Lender shall have in its possession all stock certificate(s) identified in Article II hereof, accompanied by undated stock powers duly executed in blank.

     Section 4.2. ENCUMBRANCES. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any and all Liens, except the Liens of Lender created, ratified and confirmed hereunder and Permitted Stock Exceptions, and shall defend Pledgor's rights in the Collateral and Lender's Lien in the Collateral against the claims of all Persons except for claims with respect to Permitted Stock Exceptions.

     Section 4.3. SALE OF COLLATERAL. Except as provided in Section 10.19 of the Fail Loan Agreement, Pledgor shall not, voluntarily or involuntarily, sell, assign, transfer, or otherwise dispose of the Collateral or any part thereof or interest therein without the prior written consent of Lender.

     Section 4.4. DISTRIBUTIONS. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, as an addition to, in substitution of, or in exchange for any Collateral, Pledgor agrees to accept the same as Lender's agent and to hold the same in trust for Lender, and to deliver the same forthwith to Lender in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Lender as additional Collateral for the Secured Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution or any reorganization of the issuer thereof shall be paid over to Lender to be held by it as additional Collateral for the Secured Obligations subject


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 5

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to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any Property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of or any other change in the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the Property so distributed shall be delivered to Lender to be held by it, as additional Collateral for the Secured Obligations, subject to the terms hereof. All money and Property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Lender, be held by Pledgor in trust as additional security for the Secured Obligations.

     Section 4.5. FURTHER ASSURANCES. At any time and from time to time, upon the request of Lender, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Lender may reasonably request to preserve and perfect its Lien in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Lender may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. In the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Lender such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall be applied against the Secured Obligations in accordance with the terms of the Collection and Payment Agreement if it is cash Collateral or held by Lender pursuant to this Agreement if it is not cash Collateral. Lender shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section 4.6. INSPECTION RIGHTS. Pledgor shall permit Lender and its representatives to examine, inspect, and copy Pledgor's books and records with respect to the Collateral at any reasonable time and as often as Lender may desire.

     Section 4.7. TAXES. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on him or his Property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued.

     Section 4.8. NOTIFICATION. Pledgor shall promptly notify Lender of (i) any Lien upon the Collateral, (ii) the occurrence or existence of any Event of Default or Potential Default as soon as possible and in any event within five
(5) days after Pledgor has obtained knowledge of such Event of Default or Potential Default, and (iii) any receipt by Pledgor of Collateral.

     Section 4.9. INFORMATION. Pledgor shall from time to time at the request of Lender deliver to Lender such information regarding the Collateral and Pledgor as Lender may reasonably request.



FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 6

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     Section 4.10. COMPLIANCE WITH AGREEMENTS.  Pledgor shall comply in all material respects with all agreements, contracts, and instruments binding on him or affecting his Properties or business, except instances of noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (as defined in the Fail Loan Agreement).

     Section 4.11. COMPLIANCE WITH LAWS. Pledgor shall comply in all material respects with all applicable laws, rules, regulations, and orders of any Governmental Authority or arbitrator, except for instances of noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (as defined in the Fail Loan Agreement).

     Section 4.12. ADDITIONAL SECURITIES. Pledgor shall not consent to, approve, or permit the issuance of any additional Capital Stock of CFSB, or any securities convertible into, or exchangeable for, any Capital Stock of CFSB or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any interest in Capital Stock of CFSB.

     Section 4.13. PROVIDE INFORMATION. Pledgor shall fully cooperate, to the extent requested by Lender, in the completion of any notice, form, schedule, or other document filed by Lender on its own behalf or on behalf of Pledgor, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral and any notice of proposed sale of any such securities pursuant to Rule 144 as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, Pledgor shall furnish to Lender any and all information which Lender may reasonably request for purposes of any such filing, regarding Pledgor, the Collateral, and any issuer of any of the Collateral, and Pledgor shall disclose to Lender all material adverse information known by Pledgor with respect to the operations of the issuer of the Collateral for the purposes of any such proposed sale.

                                    ARTICLE V

                          RIGHTS OF LENDER AND PLEDGOR

     Section 5.1. POWER OF ATTORNEY. Pledgor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, after the occurrence and during the continuance of an Event of Default and provided that the Secured Obligations are due and payable in full (whether by acceleration, at stated maturity or otherwise), to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Section 5.2 hereof), without notice to or the consent of Pledgor

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PLEDGE AGREEMENT - Page 7

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after the occurrence and during the continuance of an Event of Default and provided that the Secured Obligations are due and payable in full (whether by acceleration, at stated maturity, or otherwise):

         (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

        (ii) to pay or discharge any and all taxes and Liens levied or placed on or threatened against the Collateral;

       (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct, such amounts to be applied by Lender as provided in the Collection and Payment Agreement; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral to the extent that doing so would not contravene any Thrift Laws; (D) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; (G) to exchange any of the Collateral for other Property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Lender may determine; (H) to do, at Lender's option and Pledgor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve, or realize upon the Collateral and Lender's Lien therein, and (I) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Lender solely to protect, preserve, and realize upon its collateral assignment, common law pledge and security interest in the


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 8

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Collateral.  Lender shall not be responsible for any decline in the value of the Collateral and shall not be obligated to take any steps to preserve rights against prior parties.

     Section 5.2. VOTING RIGHTS. Unless and until an Event of Default shall have occurred and be continuing and Lender shall have acquired, sold, or otherwise conveyed the Collateral through foreclosure following the receipt of all necessary approvals therefor under the Thrift Laws, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Debt Documents. Lender shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which he is entitled to exercise pursuant to this Section.

     Section 5.3. PAYMENT OF DIVIDENDS. Pledgor shall cause CFSB to pay or make all cash dividends and all cash distributions constituting the Collateral to the Collateral Account for application by Lender to the Secured Obligations pursuant to each Loan Agreement in accordance with the provisions of the Collection and Payment Agreement. Pledgor shall not be entitled to receive or retain any dividend or distribution constituting Collateral, except those disbursed by Lender to or for the benefit of Pledgor pursuant to the Collection and Payment Agreement until the Secured Obligations have been paid and performed in full. In the event that Pledgor receives any dividend or distribution constituting Collateral in violation of this Section 5.3, Pledgor shall promptly deliver such dividend or distribution to Lender in the exact form received with any necessary endorsements.

     Section 5.4. PERFORMANCE BY LENDER. If Pledgor fails to perform or comply with any of his agreements contained herein, Lender itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Lender, together with interest thereon at the Contract Rate (which interest shall begin to accrue ten (10) days after Lender makes demand for payment of such expenses), shall be payable by Pledgor to Lender on demand and shall constitute a portion of the Secured Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Lender shall not be required to perform any obligation of Pledgor under this Agreement.

     Section 5.5. LENDER'S DUTY OF CARE. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Lender hereunder, Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Lender shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Lender takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Lender in complying with any such request by Pledgor, and no refusal by Lender to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 9

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     Section 5.6.  ASSIGNMENT.  Lender may at any time and from time to time assign the Secured Obligations or any portion thereof held by it and its interest in the Collateral to the assignee of the Secured Obligations, and the assignee shall be entitled to all of the rights and remedies of the assignor under this Agreement in relation thereto.

                                   ARTICLE VI

                                     DEFAULT

     Section 6.1. RIGHTS AND REMEDIES. If any Event of Default shall occur and be continuing, and the Secured Obligations are due and payable in full whether by acceleration or otherwise, Lender shall have the following rights and remedies:

         (i) In addition to all other rights and remedies granted to Lender in this Agreement and in any other Debt Document, Lender shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lender may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, and/or (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Lender's offices or elsewhere, for cash, on credit, or for future delivery. Lender may bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity of redemption is hereby expressly waived and released by Pledgor. Upon the request of Lender, Pledgor shall assemble the Collateral in his possession or control and make it available to Lender at any place designated by Lender that is reasonably convenient to Pledgor and Lender. Pledgor agrees that Lender shall not be obligated to give more than twenty (20) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Lender shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Lender in connection with the collection of the Secured Obligations and the enforcement of Lender's rights under this Agreement, all of which expenses and fees shall constitute additional Secured Obligations. Subject to the terms of the Collection and Payment Agreement, Lender may apply proceeds of the Collateral against the Secured Obligations in such order and manner as Lender may elect in its sole discretion. Pledgor shall remain liable for any deficiency in respect of the Secured Obligations if the proceeds of any sale or disposition of the Collateral are insufficient to pay such Obligations. Pledgor waives all rights of marshalling and appraisal in respect of the Collateral.

        (ii) Lender may collect or receive all money or Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 10

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       (iii)      Pledgor hereby acknowledges and confirms that Lender may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not in and of itself be deemed to have been made in a manner that is not commercially reasonable, and Lender shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Lender shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.
     Pledgor will cooperate and will cause his Subsidiaries to cooperate with proposed purchasers of the Collateral in connection with their requests and applications to obtain any required regulatory approvals under the Thrift Laws.

        (iv) On any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Lender's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

     Section 6.2. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Collateral pursuant to Section 6.1 hereof, as well as any Collateral consisting of cash, shall be applied by Lender to the Secured Obligations in accordance with the terms of the Collection and Payment Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1. EXPENSES. Pledgor agrees to pay on demand all costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the enforcement of this Agreement and the exercise of the rights and remedies hereunder.

     Section 7.2. NO WAIVER: CUMULATIVE REMEDIES. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 11

     Section 7.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor and Lender and their respective heirs, successors, and assigns, except that Pledgor may not assign any of his rights or obligations under this Agreement without the prior written consent of Lender. Lender will notify Pledgor of any assignment by Lender of its rights hereunder.

     Section 7.4. AMENDMENT. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 7.5. NOTICES. All notices and other communications provided for in this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when received, in each case given or addressed as aforesaid.

     Section 7.6. APPLICABLE LAW: VENUE: SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and wholly performable in Texas and the applicable laws of the United States of America. This Agreement shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Pledgor under or in connection with this Agreement may be brought in any state or federal court in Dallas County, Texas. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection he may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon him may be made by certified or registered mail, return receipt requested, at his address specified or determined in accordance with the provisions of Section 7.5 of this Agreement. Nothing in this Agreement or any other Debt Document shall affect the right of any secured party to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Pledgor or with respect to any of his Property in courts in other jurisdictions.

     Section 7.7. HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.8. SURVIVAL. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Lender shall affect the representations and warranties of Pledgor herein or the right of Lender to rely upon them.

     Section 7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 12

     Section 7.10. SEVERABILITY. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid, or unenforceable under any present or future law applicable to the terms hereof, then and in such event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid, or unenforceable, there be added as a part of this Agreement a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     Section 7.11. CONSTRUCTION. Pledgor and Lender acknowledge that each of them has had the benefit of legal counsel of his or its own choice and has been afforded an opportunity to review this Agreement with his or its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Lender.

     Section 7.12. SECURED OBLIGATIONS ABSOLUTE. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, diminished or in any way impaired by any circumstance whatsoever, including, without limitation, (a) any amendment, modification, extension, or renewal of the Secured Obligations or any Debt Document (exclusive of the effect thereof), (b) any release, subordination, or impairment of Collateral (exclusive of the effect thereof), (c) any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of the Secured Obligations or the Debt Documents (exclusive of the effect thereof), or (d) any exercise or failure by Lender to exercise any right, remedy, power, or privilege in respect of the Secured Obligations or the Debt Documents (exclusive of the effect thereof).

     Section 7.13. RELEASE OF SECURITY INTEREST. Upon the payment in full of the Secured Obligations and the termination of the commitments of Lender under the Debt Documents, Lender shall return all Collateral in its possession to Pledgor or whomsoever may be lawfully entitled to the same and shall execute and deliver all releases as may be reasonably necessary to release the Lien herein granted in the Collateral, subject to any prior disposition of Collateral pursuant to this Agreement or any other Debt Document.

     Section 7.14 PRIOR AGREEMENTS. This Agreement consolidates the Existing CFLIC Pledge Agreement with and into the Existing SWL Pledge Agreement and amends, restates and replaces the Existing SWL Pledge Agreement (as consolidated) in its entirety. This Agreement does not constitute a novation.


FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 13

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the day and year first written above.

                                        PLEDGOR:


                                        /s/ James M. Fail
                                        ----------------------------------------
                                        JAMES M. FAIL, Individually

                                        Address for Notices:

                                        1901  Sixth  Avenue  North,  Suite  1550
                                        Birmingham, Alabama 35203
                                        Fax No.:            (205) 328-8572
                                        Telephone No.:      (205) 328-8570

                                        With a  copy  to:

                                        Theodore G. Johnsen, Esq.
                                        Arnold & Palmer
                                        777 South Figueroa

                                        Los Angeles, California 90017
                                        Fax No.:            213/243-4199
                                        Telephone No.:      213/243-4060

                                        LENDER:

                                        SOUTHWESTERN LIFE INSURANCE COMPANY



                                        By: /s/ John T. Hull
                                           -------------------------------------
                                           Name: John T. Hull
                                           Title: Executive Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer

                                        Address for Notices:

                                        500 North Akard, Twelfth Floor
                                        Dallas, Texas 75201
                                        Fax No.:            (214)954-7345
                                        Telephone No.:      (214)954-7535
                                        Attention:          Daniel B. Gail, Esq.



FIRST AMENDED AND RESTATED
PLEDGE AGREEMENT - Page 14

                                   SCHEDULE 1
                                  (Section 3.6)

                                  JURISDICTIONS


                                     Alabama

                                     Arizona

                                    Kentucky

                                      Texas






DA942020430
121994jed
LOAN S5514-46000








SCHEDULE 1. JURISDICTIONS - Solo Page